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                                                                      EXHIBIT 2D


                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT, dated October 21, 1999 (this "Agreement"), is made and entered into by and between TECH ELECTRO INDUSTRIES, INC., a corporation organized and existing under the laws of Texas (the "Pledgor"), and PRICEWATERHOUSECOOPERS INC. (the "Secured Party"), as Trustee (in such capacity, the "Trustee") of the Estate of AlphaNet Telecom, Inc., a bankrupt.

                              W I T N E S S E T H:

         WHEREAS, the Pledgor has issued to and in the name of the Secured Party a certain promissory note, dated October 21, 1999, in the original principal amount of US$2,100,000.00 (the "Note"), a copy of which is annexed hereto as Exhibit "A," in partial consideration of the obligations of the Pledgor to the Secured Party in respect of its purchase of the equity interests in AlphaNet Hospitality Systems, Inc., a Delaware corporation, and certain intellectual property of AlphaNet Telecom, Inc.; and

         WHEREAS, in order to induce the Secured Party to accept the Note in partial consideration of the Pledgor's obligations in respect of its purchase of the equity interests in AlphaNet Hospitality Systems, Inc. and certain intellectual property of AlphaNet Telecom, Inc., the Pledgor has agreed to enter into this Agreement and to pledge all shares of capital stock or other equity interests of


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AlphaNet Hospitality Systems, Inc., and its successors and assigns, now or hereafter owned by Pledgor (collectively, the "Pledged Shares"), including, without limitation, those shares identified on Schedule 1 hereto, in order to secure the Note; and

         NOW THEREFORE, in consideration of the premises, the Secured Party and the Pledgor hereby agree as follows:

         SECTION 1. Pledge. The Pledgor hereby pledges, assigns, hypothecates, transfers and delivers to the Secured Party, and grants to the Secured Party a security interest in, the Pledged Shares, and in any certificates which evidence such Pledged Shares, and, except as expressly set forth in Section 3 of this Agreement, in all proceeds thereof and therefrom (collectively, the "Pledged Collateral").

         SECTION 2. Security for Obligations. This Agreement secures the payment and performance of all obligations of the Pledgor now or hereafter existing under the Note, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under this Agreement (all such obligations of the Pledgor are collectively referred to in this Agreement as the "Obligations").


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         SECTION 3. Delivery of Pledged Collateral.

         (a) Certificated Shares. All certificates or instruments which represent or evidence the Pledged Shares shall, simultaneously with the execution and delivery of this Agreement by the Pledgor, be delivered by the Pledgor to, and be held by or on behalf of, the Secured Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party.

         (b) Voting Rights. While the Pledged Shares are in the possession of the Secured Party and unless and until default shall have occurred in payment of principal or interest under the Note (an "Event of Default"), the Pledgor shall retain ownership of and shall be entitled to exercise each and all of the voting rights, dividend rights, liquidation rights and other rights of the Pledged Shares subject to the lien and security interest granted to the Secured Party.

         SECTION 4. Representations, Warranties and Covenants of the Pledgor and the Secured Party. The Pledgor represents and warrants, and so long as this Agreement is in effect, shall be deemed continuously to represent and warrant, that (a) it is the legal record and beneficial owner of, and has good and (subject to applicable securities laws) marketable title to, the Pledged Shares, subject to no lien or encumbrance whatsoever, except (i) the lien created by this Agreement, and (ii) liens in favor of Appel Investments Inc., a British Virgin Islands corporation, which are and will be at all times junior in priority to the lien created by this Agreement (collectively, the "Appel Liens"); (b) it has full power,


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authority and legal right to pledge all the Pledged Shares pursuant to this
Agreement; (c) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); (d) no consent of any other person (including, without limitation, stockholders or creditors of the Pledgor), and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by the Pledgor in connection with the execution, delivery and performance of this Agreement, other than those that have been obtained prior to the date hereof and other than filings for disclosure purposes pursuant to the United States Securities Exchange Act of 1934; (e) the execution, delivery and performance of this Agreement will not violate any provisions of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of the Pledgor, or of any securities issued by the Pledgor, or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which the Pledgor is a party, or which purports to be binding upon the Pledgor or upon any of its assets, and will not result in the creation or


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imposition of any lien or other encumbrance on any of the assets of the Pledgor except as contemplated by this Agreement; (f) to the Pledgor's knowledge, all of the Pledged Shares have been duly and validly issued, are fully paid and nonassessable; (g) the pledge of the Pledged Shares and the perfection of such pledge, as contemplated in Section 3 of this Agreement, creates a legal, valid and enforceable lien on, and a security interest in, the Pledged Shares and the proceeds thereof and therefrom, subject to no prior lien or other encumbrance, or to any agreement purporting to grant to any third party a lien or other encumbrance on the property or assets of the Pledgor which would include the Pledged Shares; and (h) the Pledgor is not an "investment company" as such term is defined in Section 3 of the United States Investment Company Act of 1940. The Pledgor covenants and agrees that it will (i) defend the Secured Party's right, title and security interest in and to the Pledged Collateral against the claims and demands of all entities, and (ii) have like title to and right to pledge any other property at any time hereafter pledged to the Secured Party as Pledged Collateral hereunder, and will likewise defend the Secured Party's right thereto and security interest therein.

         SECTION 5. Further Assurances. The Pledgor agrees that at any time and from time to time, at its expense it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect the security interest intended to be granted hereby, and to


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enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Pledged Collateral.

         SECTION 6. Voting Rights. Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise such voting and other consensual rights.

         SECTION 7. Stock Dividends and Distributions. If, while this Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any additional securities representing a stock dividend upon, or a distribution in connection with any reclassification or increase or reduction of capital by, or issued in connection with any reorganization of, Alphanet Hospitality Systems, Inc. ("Alphanet"), or in addition to, in substitution of, or in exchange for, any Pledged Shares, or otherwise, the Pledgor agrees to accept the same and to hold the same in trust on behalf of and for the benefit of the Secured Party and to pledge the same forthwith to the Secured Party in accordance with the terms and provisions of this Agreement, as additional Pledged Collateral to secure the Obligations. Any sums paid upon or in respect of the Pledged Shares upon the liquidation or dissolution of Alphanet shall similarly be paid over to the Secured Party to be held by it as additional Pledged Collateral for the Obligations.


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         SECTION 8. Transfers and Other Liens. The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral or enter into any agreement to do any of the foregoing, or (ii) create or permit to exist any lien or other encumbrance upon or with respect to any of the Pledged Collateral, except for liens or other encumbrances in favor of the Secured Party and except for the Appel Liens.

         SECTION 9. Secured Party Appointed Attorney-in-Fact. The Pledgor hereby appoints the Secured Party attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish any of the purposes expressly set forth in this Agreement, including, without limitation, if and only if an Event of Default has occurred and is continuing, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         SECTION 10. Secured Party May Perform. If Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause the performance of, such agreement.

         SECTION 11. Reasonable Care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged


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Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for
(i) ascertaining or taking action with respect to conversions, exchanges, tender offers or other matters relative to any of the Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or
(ii) taking any necessary steps to preserve rights against any entity with respect to any of the Pledged Collateral.

         SECTION 12. Remedies upon Default. (a) Upon the occurrence and during the continuance of any Event of Default, the Secured Party without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of private sale) to or upon the Pledgor or any other entity (all and each of which demands, advertisements and notices are hereby expressly waived by the Pledgor), may, subject to compliance with U.S. securities laws and transfer restrictions applicable to the Pledged Shares
(i) forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and (ii) forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver (each, a "Transfer") the Pledged Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere, (A) upon no less than 10 days written notice to the Pledgor and such commercially reasonable terms and conditions as the Secured Party may deem advisable, (B) for cash or on credit or for


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future delivery without assumption of any credit risk, (C) with the right to the
Secured Party upon any such public or private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released by the Pledgor, and (D) provided that prior to any such Transfer, the Secured Party shall give written notice thereof to the Board of Directors of Alphanet.

         (b) The Secured Party hereby acknowledges that the Pledgor is a "control person" (as such term is defined in Rule 405 of the United States Securities Act of 1933, as amended (the "Securities Act")) of AlphaNet Hospitality Systems, Inc., the issuer of the Pledged Shares. As such, the Secured Party acknowledges that any Transfer of such Pledged Shares by the Secured Party might require registration under the Securities Act. In any event, the Secured Party hereby covenants that it shall not make any Transfer of the Pledged Shares in a manner which conflicts with the Securities Act.

         (c) The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Collateral or in any way related to the rights of the Secured Party hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part, of the Obligations, in such order as the Secured Party may elect, and only after so paying


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over such net proceeds and after the payment by the Secured Party of any other amount required by any provision of law, need the Secured Party account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Secured Party need not give more than ten days notice of the time after which a public or private sale or other intended disposition is to take place, and that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or related to any of the Obligations, the Secured Party shall have all the rights and remedies of a secured party under applicable law. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Obligations and all other amounts to which the Secured Party is entitled, and shall also be liable for the fees of any attorneys employed by the Secured Party to collect such deficiency.

         (d) Subject to the restrictions against Transfer of the Pledged Shares in Sections 12(a) and 12(b) hereof, instead of exercising the power of sale provided in Section 12(a)(ii) hereof, the Secured Party may proceed by a suit or suits at law or in equity to foreclose the pledge under this Agreement and sell the Pledged Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction.


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         (e) The Secured Party, as attorney-in-fact pursuant to Section 9 hereof may, in the name and stead of the Pledgor, make and execute all Transfers of the Pledged Collateral sold pursuant to Section 12(a) hereof

         (f) The receipt of the Secured Party for the purchase money paid at any such Transfer made by it shall be a sufficient discharge therefor to any purchaser of the Pledged Collateral, or any portion thereof, Transferred as aforesaid; and no such purchaser (or the representatives or assigns of such purchaser), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof, or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such Transfer.

         (g) No Transfer of all or any part of the Pledged Collateral by the Secured Party pursuant to this Agreement shall be deemed to relieve the Pledgor of its obligations in respect of any Obligations except to the extent the proceeds thereof are applied by the Secured Party to the payment of such Obligations.

         SECTION 13. Secured Party's Right of Set-off. Pledgor recognizes and agrees that with respect to any time or other deposit, certificate of deposit or any other balance of account standing to the credit of Pledgor on the books of the Secured Party wherever located, the Secured Party has a right of set-off to the full


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extent permitted by law. Pledgor further agrees that the Secured Party may exercise such right of set-off at any time when an Event of Default shall occur, regardless of the stated maturity of any time deposit or other such credit balance.

         SECTION 14. Private Sale. Subject to the restrictions on Transfers of the Pledged Shares set forth in Section 12(a)(ii) hereof, (a) the Pledgor and the Secured Party recognize that the Secured Party may be unable to effect a public sale of any or all the Pledged Shares, by reason of certain prohibitions contained in the Securities Act, and accordingly that the Secured Party may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution and resale thereof. The Pledgor acknowledges and agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and waives any claims against the Secured Party arising by reason of the fact that the price at which the Pledged Shares may be sold in a private sale may be less than the price which might have been obtained in a public sale or was less than the aggregate amount of the Obligations or the stock exchange market price of the shares of common stock of Alphanet, even if the Secured Party accepts the first offer received and does not offer the Pledged Shares to more than one possible purchaser.

         (b) The Pledgor agrees to use its best efforts to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion of or all the Pledged Collateral valid and binding and in compliance


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with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense.

         SECTION 15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 16. Security Interest Absolute. All rights of the Secured Party and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of the Note or any instrument related thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver under, or any consent to any departure from, the Note;


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                  (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of, or consent to departure from, any guaranty for all or any of the Obligations; or

                  (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor or a third-party pledgor.

         SECTION 17. Amendments. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 18. Addresses for Notices. All notices and other communications provided for under this Agreement shall be in writing and shall be addressed as follows:

         If to the Secured Party, at:

         PricewaterhouseCoopers, Inc.
         145 King Street West
         Toronto, Ontario
         Canada M5H 1V8
         Attention: Mr. Andy Wilczynski
         Ph: (416) 815-5091
         Fax: (416) 941-8378


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         If to the Pledgor, at:

         Tech Electro Industries, Inc.
         477 Madison Avenue
         New York, New York 10022
         Attention: Mr. Ian Edwards, V.P.
         Ph: (212) 583-0900
         Fax: (212) 583-0741

or to such other address as one party may notify the other in writing. Notices sent by letter or telefax shall be effective upon receipt. Each party shall confirm by letter any telefax notice to the other party to this Agreement.

         SECTION 19. Continuing Security Interest; Transfer of Facility. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Notes and all other Obligations then due and owing, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), upon the prior written consent of the Pledgor, the Secured Party may assign or otherwise transfer the Note, in whole or in part, to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the payment in full of the Note and all other Obligations then due and owing, Pledgor shall be entitled to the return, upon its request and at its


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expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 20. No Waiver; Cumulative Remedies. Each right, power and remedy herein specifically granted to the Secured Party or otherwise available to it at law or in equity or otherwise shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or otherwise; and each right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time to time as often and in such order as may be deemed expedient by the Secured Party in its complete discretion; and the exercise or commencement of exercise of any right, power or remedy shall not be construed as a waiver of the right to exercise, at the same time or thereafter, the same or any other right, power or remedy. No delay or omission by the Secured Party in exercising any such right or power, or in pursuing any such remedy, shall impair any such right, power or remedy, or be construed to be a waiver of any default on the part of the Pledgor or an acquiescence therein. No waiver by the Secured Party of any breach or default of or by the Pledgor hereunder shall be deemed to be a waiver of any other similar, previous or subsequent breach or default.

         SECTION 21. Governing Law; Terms. This Agreement shall be governed by and be construed in accordance with the internal laws of the State of New York.


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         IN WITNESS WHEREOF, Pledgor and the Secured Party have each caused this
Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                             TECH ELECTRO INDUSTRIES, INC.

                                             By: /s/ IAN EDMONDS
                                                 ----------------------------
                                                 Name:  Ian Edmonds
                                                 Title: Vice President

                                             By: /s/ MEEMEE TAN
                                                 ----------------------------
                                                 Name:  MeeMee Tan
                                                 Title: Corporate Secretary


                                             PRICEWATERHOUSECOOPERS INC.

                                             By: /s/ A. WILCZYNSKI
                                                 ----------------------------
                                                 Name:  A. Wilczynski
                                                 Title: Senior Vice President


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                                   Schedule 1

                                 Pledged Shares

         Ten (10) common shares of the capital stock of AlphaNet Hospitality Systems, Inc., a Delaware corporation, constituting all of the issued and outstanding shares of such corporation as of October 21, 1999.


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                                   EXHIBIT A

                                Promissory Note